UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2026
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RALLYBIO CORPORATION
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	234 Church Street, New Haven, Connecticut	06510
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 203 859-3820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 26, 2026, Rallybio Corporation (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.0001 (the “Common Stock”) at a ratio of 1-for-8 (the “Reverse Stock Split”). Pursuant to the Certificate of Amendment, the Reverse Stock Split will be effective at 12:01 a.m., Eastern Time, on February 6, 2026. The Company expects that upon the opening of trading on February 6, 2026, the Company’s Common Stock will begin trading on a post-split basis under CUSIP number 75120L 209.

As discussed below, on January 26, 2026, the Company’s stockholders approved a proposal to amend the Certificate of Incorporation in accordance with the Certificate of Amendment at a Special Meeting of Stockholders of the Company (the “Special Meeting”). The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Special Meeting was held on January 26, 2026. Only stockholders of record as of December 30, 2025 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, there were 42,243,774 shares outstanding and entitled to vote at the Special Meeting, of which 34,983,474 shares were represented by proxy, constituting a quorum on all matters voted upon. The final voting results of the Special Meeting are as follows:

Proposal 1: To approve an amendment to the Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio ranging from 1-for-5 shares up to 1-for-20 shares, which ratio will be selected by the board of directors of the Company.

In accordance with the results below, Proposal 1 was approved.

For	Against	Abstaining	Broker Non-Votes
34,507,021	464,514	11,939	—
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Rallybio Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date:	January 29, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer